UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 26, 2004

                                EMCOR GROUP, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                       0-2315                11-2125338
      --------                       ------                ----------
(State or other jurisdiction of   (Commission File       (I.R.S. Employer
incorporation or organization)        Number)           Identification No.)


  301 Merritt Seven Corporate Park
         Norwalk, Connecticut                                 06851
(Address of principal executive offices)                    (Zip code)



(Registrant's telephone number, including area code)      203-849-7800



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Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         Exhibit No.                      Description of Exhibit

         99.1                             Press Release dated  February 26, 2004

Item 5   Other Events and Regulation FD Disclosure

     On February 26, 2004, EMCOR Group, Inc. issued a press release disclosing changes to its management structure. A copy of this press release is attached as Exhibit 99.1.

                                 EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99.1                               Press release issued by EMCOR Group, Inc.
                                   on February 26, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              EMCOR Group, Inc.

                                 By:       /s/ Frank T. MacInnis
                                           ---------------------
                                               Frank T. MacInnis
                                     Chairman of the Board of Directors,
                                    Chief Executive Officer and President

Date:    February 26, 2004